UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2009

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2009, the Board of Directors of NVIDIA Corporation approved and adopted Amended and Restated Bylaws, or Restated Bylaws. The Restated Bylaws were effective as of February 12, 2009. The Restated Bylaws set forth more explicitly the processes and procedures that our stockholders must follow, and specify additional information that our stockholders must provide, when proposing director nominations and other business in light of the increased usage of more complex voting and ownership arrangements. Additionally, the Restated Bylaws are intended to ensure that our stockholders and NVIDIA have a reasonable opportunity to consider nominations and other business proposed to be brought before an annual or special meeting of stockholders and to allow for full information to be distributed to stockholders.

The Restated Bylaws:

•

Confirm that a stockholder may propose nominees for director or other business at an annual stockholder meeting (excluding stockholder proposals submitted for inclusion in our proxy statement that comply with Securities Exchange Act of 1934, as amended, Rule 14a-8) only if such stockholder complies with the advance notice time periods and other provisions in Section 5 of the Restated Bylaws;

•

Require a stockholder to disclose, and update if necessary, additional information on the stockholder’s interest in the matters being proposed and interests of the stockholder and such stockholder’s associates in our common stock, including disclosure of agreements that involve hedging, short positions and similar arrangements and agreements that involve acquiring, voting, holding or disposing of our common stock;

•	Provide that an extension to the notice period is not applicable to every instance when the size of the Board is increased;

•

Impose a requirement on a stockholder nominee for election as a director to answer a written questionnaire with respect to the background and qualification of such nominee in order to ensure that NVIDIA: (i) has enough information to include any required disclosures in communications to stockholders and filings with the Securities and Exchange Commission, if necessary; and (ii) is able to determine whether the nominee is qualified to serve if elected;

•	Clarify that failure to comply with the requirements of Section 5 of the Restated Bylaws will result in such proposal or nomination not being presented to the stockholders;

•	Revise the special meeting provisions to conform the advance notice requirements in the context of nominating directors for consideration at a special meeting of stockholders; and

•

Clarify that a director election is “contested” if the number of nominees for election as a director at any stockholder meeting exceeds the number of directors to be elected at such meeting, determined at any time, including as of the record date for such stockholder meeting.

The preceding is qualified in its entirety by reference to the Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of NVIDIA Corporation, dated February 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

Date: February 19, 2009	By:	/s/ David M. Shannon
David M. Shannon
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of NVIDIA Corporation, dated February 12, 2009